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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 17, 2006
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2477

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 5

ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

Joel Kocher

     On February 17, 2006 it was determined that Joel J. Kocher, a member of the Company's Board of Directors and the former Chairman and Chief Executive Officer of the Company, would not stand for re-election at the Company's Annual Meeting of Shareholders to be held on March 31, 2006.

     The Board of Directors intends to reduce the size of Interland's Board from 9 to 8, effective upon the election of Board members at the upcoming Annual Meeting.

     Jeffrey M. Stibel, the Company's Chief Executive Officer and a member of the Board of Directors, expressed the Board's and the Company's thanks to Mr. Kocher for his many years of dedication and service to the Company.



SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements.
         Not applicable.

     (b) Pro Forma Financial Information.
         Not applicable.

     (c) Shell Company Transactions.
         Not applicable.

     (d) Exhibits.


Exhibit Number             Description
--------------             -----------
None


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 22, 2006              INTERLAND, INC.


                                       By:  /s/ Jonathan B. Wilson
                                            ------------------------------------
                                            Jonathan B. Wilson
                                            Senior Vice President and
                                            General Counsel




Exhibit Number    Description
--------------    -----------
None



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